                                                                    EXHIBIT 32.2

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of The Pepsi Bottling Group, Inc. (the "Company") certifies to his knowledge that:

      (1) The Annual Report on Form 10-K of the Company for the year ended December 27, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company as of the dates and for the periods referred to in the Form 10-K.

                                                    /s/ Alfred H. Drewes
                                                    --------------------------
                                                    Alfred H. Drewes
                                                    Senior Vice President and
                                                    Chief Financial Officer
                                                    March 10, 2004

The foregoing certification (the "Certification") is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code).

A signed original of the Certification has been provided to the Company and will be retained by the Company in accordance with Rule 12b-11(d) of the Act and furnished to the Securities and Exchange Commission or its staff upon request.